UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2013

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Not Applicable

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

On August 27, 2013, Hyatt Equities, LLC (“Hyatt”), a subsidiary of Hyatt Hotels Corporation (the “Company”), entered into an Purchase and Sales Agreement (the “Purchase Agreement”) with UST Hotel Joint Venture, Ltd. (“Seller”) pursuant to which Hyatt agreed to acquire The Peabody Orlando, a 1641-room convention center hotel in Orlando, Florida (the “Hotel”) from Seller for approximately $717 million (subject to standard and customary closing adjustments), all pursuant to the terms and subject to the conditions set forth in the Purchase Agreement.

Prior to execution of the Purchase Agreement, Hyatt completed its due diligence on the Hotel and, on August 27, 2013, deposited $25 million into an escrow account to be released to Seller upon the closing of the acquisition of the Hotel pursuant to the Purchase Agreement, which is expected to occur on October 1, 2013 (the “Closing Date”). The parties have made customary representations and warranties to each other in the Purchase Agreement and the closing is subject to customary closing conditions and adjustments as set forth in the Purchase Agreement. In addition, subject to the limitations and conditions set forth in the Purchase Agreement, the parties have agreed to indemnify the other against specified losses. Any claims for indemnification against Seller will be funded solely from a portion of the purchase price to be held in escrow following the closing. This holdback amount will equal $20 million, subject to certain reductions, conditions and limitations set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Purchase Agreement has been included as an exhibit to this filing to provide investors and security holders with information regarding its terms and is not intended to provide any other factual information about Hyatt or Hyatt Hotels Corporation. The representations and warranties in the Purchase Agreement were made only for the purposes of the Purchase Agreement, as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts concerning Hyatt, UST or the Peabody at the time they were made or otherwise and should only be read in conjunction with the other information that Hyatt Hotels Corporation makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.

Forward-Looking Statements

Forward-Looking Statements in this Form 8-K, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the proposed transaction, the expected financial performance of the hotel, the anticipated timing of the closing of the transaction, our plans, strategies, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,”

“continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the parties’ ability to consummate the transaction; the results and impact of the announcement of the transaction; the timing for satisfying the conditions to the completion of the transaction; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; rating agency downgrades; general economic uncertainty in key global markets; the rate and pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to group bookings; our ability to successfully achieve certain levels of operating profit at hotels that have performance guarantees with our third-party owners; the impact of hotel renovations; loss of key personnel, including as a result of our organizational realignment; hostilities, including future terrorist attacks, or fear of hostilities that affect travel; travel-related accidents; changes in the tastes and preferences of our customers; relationships with associates and labor unions and changes in labor law; the financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; if our third-party owners, franchisees or development partners are unable to access the capital necessary to fund current operations or implement our plans for growth; risk associated with potential acquisitions and dispositions and the introduction of new brand concepts; changes in the competitive environment in our industry and the markets where we operate; outcomes of legal proceedings; changes in federal, state, local or foreign tax law; foreign exchange rate fluctuations or currency restructurings; general volatility of the capital markets; our ability to access the capital markets; and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Form 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 7.01: Regulation FD Disclosure.

On August 28, 2013, the Company issued a press release announcing that Hyatt had entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under Item 7.01 in this Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

10.1	Purchase and Sales Agreement, dated as of August 27, 2013, between UST Hotel Joint Venture, Ltd and Hyatt Equities, LLC

99.1	Hyatt Hotels Corporation Press Release, dated August 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: August 28, 2013	By:	/s/ Gebhard F. Rainer
Gebhard F. Rainer
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Purchase and Sales Agreement, dated as of August 27, 2013, between UST Hotel Joint Venture, Ltd and Hyatt Equities, LLC

99.1	Hyatt Hotels Corporation Press Release, dated August 28, 2013